UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 31, 2011

TODD SHIPYARDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5109	91-1506719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801- 16th AVENUE SW, SEATTLE, WASHINGTON (Address of principal executive offices)	98134-1089 (Zip Code)

Registrant’s telephone number, including area code
(206) 623-1635

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

As previously reported, on December 22, 2010, Todd Shipyards Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vigor Industrial LLC, an Oregon limited liability company (“Parent”), and Nautical Miles, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”).  Among other things, the Merger Agreement provided that if at any scheduled expiration of the tender offer (the “Offer”),  any condition to the consummation of the tender offer is not satisfied or waived (other than the condition that Purchaser or Parent shall have received the proceeds of financing in an amount sufficient to consummate the Offer), Purchaser shall extend the Offer, on one or more occasions, in consecutive increments of up to five business days.  However, Purchaser is not so obligated to extend the expiration of the Offer beyond February 11, 2011 if, on or prior to such date, the SEC has, orally or in writing, confirmed that it has no further comments on the preliminary proxy statement filed by the Company in connection with the merger contemplated by the Merger Agreement.

On January 31, 2011, the parties to the Merger Agreement agreed to waive requirement that the Purchaser extend the expiration of the Offer as late as February 11, 2011 and agreed that Purchaser will not be obligated to extend the offer beyond February 4, 2011.

To the extent the conditions to the offer, including the satisfaction of the minimum tender condition of approximately 67% of the outstanding shares of the Company’s common stock, are not satisfied by midnight on February 4, 2011, the parties expect to proceed to hold a meeting of the Company’s stockholders to approve a one-step merger transaction as provided in the Merger Agreement and described in the offer to purchase.  Approval of the one-step merger requires the affirmative vote of holders of a majority of the outstanding shares of the Company’s common stock.

Notice to Investors

This Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Offer for outstanding Shares referred to herein commenced on December 30, 2010 and is scheduled to expire at midnight, New York City time, on February 4, 2011 pursuant to an offer to purchase and related materials that Parent and Purchaser filed with the Securities and Exchange Commission on December 30, 2010, as amended.  At the time the Offer commenced, Parent and Purchaser also filed a tender offer statement on Schedule TO with the Securities and Exchange Commission, and the Company filed a solicitation / recommendation statement on Schedule 14D-9 with respect to the Offer.  The Schedule TO (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement contain important information that should be read carefully and considered before any decision is made with respect to the Offer.  These materials were sent free of charge to all stockholders of the Company.  In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) are available at no charge from the Securities and Exchange Commission through its website at www.sec.gov.  Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents can be obtained from Phoenix Advisory Partners, the information agent for the Offer, by calling (800) 576-4314.  Stockholders may also obtain free copies of the documents filed with the Securities and Exchange Commission from the Company by contacting the Company at 1801 16th Avenue SW in Seattle, Washington 98134-1085.

     In connection with a potential one-step Merger, the Company will file a proxy statement with the Securities and Exchange Commission.  Additionally, the Company will file other relevant materials with the Securities and Exchange Commission in connection with the proposed acquisition of the Company by Parent and Purchaser pursuant to the terms of the Merger Agreement.  The materials to be filed by the Company with the Securities and Exchange Commission may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov.  Investors and stockholders also may obtain free copies of the proxy statement from the Company by contacting the Company at 1801 16th Avenue SW in Seattle, Washington 98134-1085.  Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to a one-step Merger because they will contain important information about a one-step merger.

The Company and its respective directors, executive officers and other members of their management and employees, under the Securities and Exchange Commission rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the one-step Merger.  Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2010 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 28, 2010, and the proxy statement and other relevant materials which may be filed with the Securities and Exchange Commission in connection with the one-step Merger when and if they become available. Information concerning the interests of the Company’s participants in the solicitation, which may be, in some cases, different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the one-step Merger when it becomes available. Additional information regarding the Company directors and executive officers is also included in the Company’s proxy statement for its 2010 annual meeting of stockholders and is included in the Annual Report on Form 10-K for the fiscal year ended March 28, 2010.

Cautionary Statement

Statements contained in this Report, which are not historical facts or information are “forward-looking statements.”  Words such as “believe,” “expect,” “intend,” “will,” “should,” and other expressions that indicate future events and trends identify such forward-looking statements.  These forward-looking statements involve risks and uncertainties which could cause the outcome to be materially different than stated.  Such risks and uncertainties include both general economic risks and uncertainties and matters discussed in the Company’s annual report on Form 10-K which relate directly to the Company’s operations and properties.  The Company cautions that any forward-looking statement reflects only the belief of the Company or its management at the time the statement was made.  Although the Company believes such forward-looking statements are based upon reasonable assumptions, such assumptions may ultimately prove to be inaccurate or incomplete.  The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement was made.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 99.1	Joint Press Release issued by Parent and the Company on January 31, 2011.

TODD SHIPYARDS CORPORATION

By:  /s/  Michael G. Marsh

Michael G. Marsh
Secretary and General Counsel
Date:  January 31, 2011